UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2007

J. C. PENNEY COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	1-15274 (Commission File No.)	26-0037077 (IRS Employer Identification No.)

6501 Legacy Drive Plano, Texas (Address of principal executive offices)	75024-3698 (Zip code)

Registrant's telephone number, including area code:  (972) 431-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of
          Certain Officers; Compensatory Arrangements of Certain Officers.

(b)     On December 12, 2007, Ann Marie Tallman resigned from the Board of Directors of J. C. Penney Company, Inc. (“Company”) due to health-related considerations. The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. A copy of the Company’s press release relating to Ms. Tallman’s resignation is furnished herewith as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

    (d)      Exhibit 99.1      J. C. Penney Company, Inc. News Release issued December 12, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By:	/s/ Joanne L. Bober Joanne L. Bober Executive Vice President, General Counsel and Secretary

Date: December 12, 2007

EXHIBIT INDEX

Exhibit Number  Description

99.1    J. C. Penney Company, Inc. News Release issued December 12, 2007